UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM N-CSR

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-05870
                                   811-10171

Name of Fund:  BlackRock Senior Floating Rate Fund, Inc.
               Master Senior Floating Rate Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, BlackRock Senior Floating Rate Fund, Inc. and Master Senior Floating Rate Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 08/31/06

Date of reporting period: 09/01/05 - 08/31/06

Item 1 -   Report to Stockholders


ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES   FIXED INCOME   LIQUIDITY
REAL ESTATE


BlackRock
Senior Floating Rate Fund, Inc.


ANNUAL REPORT   AUGUST 31, 2006


(BLACKROCK logo)


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE



BlackRock Senior Floating Rate Fund, Inc. seeks as high a level of current income and such preservation of capital as is consistent with investment in senior collateralized corporate loans made by banks and other financial institutions.

This report, including the financial information herein, is transmitted for use only to the shareholders of BlackRock Senior Floating Rate Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. Past performance results shown in this report should not be considered a representation of future performance.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


BlackRock Senior Floating Rate Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS...logo)
It's Fast, Convenient, & Timely!
To sign up today, go to www.blackrock.com/edelivery.



BlackRock Senior Floating Rate Fund, Inc.


Proxy Results


During the six-month period ended August 31, 2006, BlackRock Senior Floating Rate Fund, Inc.'s shareholders voted on the following proposals. Proposals 1 and 3 were approved at a shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted were as follows:


                                                         Shares Voted     Shares Voted     Shares Voted
                                                             For            Against          Abstain
1.  To approve a new investment advisory agreement.       36,193,576       1,147,724        1,241,035

3.  To approve a contingent subadvisory agreement.        36,177,741       1,214,415        1,190,179



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2006



A Letter to Shareholders


Dear Shareholder

It is my pleasure to welcome you to BlackRock.

On September 29, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch Investment Managers, L.P. ("MLIM") united to form one of the largest asset management firms in the world. Now with more than $1 trillion in assets under management, over 4,000 employees in 18 countries and representation in key markets worldwide, BlackRock's global presence means greater depth and scale to serve you.

The new BlackRock unites some of the finest money managers in the industry. Our ranks include more than 500 investment professionals globally - portfolio managers, research analysts, risk management professionals and traders. With offices strategically located around the world, our investment professionals have in-depth local knowledge and the ability to leverage our global presence and robust infrastructure to deliver focused investment solutions. BlackRock's professional investors are supported by disciplined investment processes and best-in-class technology, ensuring that our portfolio managers are well equipped to research, uncover and capitalize on the opportunities the world's markets have to offer.

The BlackRock culture emphasizes excellence, teamwork and integrity in the management of a variety of equity, fixed income, cash management, alternative investment and real estate products. Our firm's core philosophy is grounded in the belief that experienced investment and risk professionals using disciplined investment processes and sophisticated analytical tools can consistently add value to client portfolios.

As you probably are aware, former MLIM investment products now carry the "BlackRock" name. This is reflected in newspapers and online fund reporting resources. Your account statements will reflect the BlackRock name beginning with the October month-end reporting period. Unless otherwise communicated to you, your funds maintain the same investment objectives that they did prior to the combination of MLIM and BlackRock. Importantly, this union does not affect your brokerage account or your relationship with your financial advisor. Clients of Merrill Lynch remain clients of Merrill Lynch.

We view this combination of asset management leaders as a complementary union that reinforces our commitment to shareholders. Individually, each firm made investment performance its single most important mission. Together, we are even better prepared to capitalize on market opportunities on behalf of our shareholders. Our focus on investment excellence is accompanied by an unwavering commitment to service, enabling us to assist clients, in cooperation with their financial professionals, in working toward their investment goals. We thank you for allowing us the opportunity, and we look forward to serving your investment needs in the months and years ahead as the new BlackRock.


Sincerely,


(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
Vice Chairman
BlackRock, Inc.


   Data, including assets under management, are as of June 30, 2006.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2006



A Discussion With Your Fund's Portfolio Manager


Throughout the fiscal year, we followed our credit-driven investment process in seeking out opportunities in the leveraged loan market that could offer attractive yields and total return potential for shareholders.


Describe market conditions during the past 12 months.

During the year ended August 31, 2006, the performance of the bank loan market benefited from the rising London Interbank Offered Rate (LIBOR), decreasing spreads and increasing demand for bank loans on the part of collateralized loan obligations (CLOs), which kept prices close to par value. Investors earned total returns consisting mainly of interest payments, as there were only marginal price changes. The three-month LIBOR rose approximately 154 basis points (1.54%) to 5.40% during the 12 months. Leveraged loans returned +6.36% for the 12-month period, as measured by the Credit Suisse Leveraged Loan Index.

Standard and Poor's Leveraged Commentary & Data (LCD) reported a default rate of 1.36% as a percent of issuers at the end of August 2006, remaining below the historical average of 3.56%.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended August 31, 2006, the Common Stock of Merrill Lynch Senior Floating Rate Fund, Inc. had a net annualized yield of 6.04%, based on a year-end per share net asset value of $8.92 and $.539per share income dividends. For the same period, the total investment return on the Fund's Common Stock was +4.97%, based on a change in per share net asset value from $9.01 to $8.92, and assuming reinvestment of all distributions. The Fund's benchmark, the Credit Suisse Leveraged Loan Index, returned +6.36% for the period.

For the six-month period ended August 31, 2006, the total investment return on the Fund's Common Stock was +2.33%, based on a change in per share net asset value from $9.00 to $8.92, and assuming reinvestment of all distributions. The Fund's benchmark index returned +3.25% for the six-month period.


What factors most influenced Fund performance?

Individual security selection had a negative effect on Fund results for the year. Detractors included our investment in the common stock of GEO Specialty Chemicals, Inc., a manufacturer of specialty chemicals for niche markets such as water treatment, wire and cable manufacturing, construction, electronics, and oil and gas production. Following the company's emergence from bankruptcy at the beginning of 2005, GEO had difficulty passing the rising cost of raw materials on to its customers. The company also underwent senior management changes and experienced operational issues. However, we believe the problems are in the past and the performance of the company's common stock should improve.

Our position in Ainsworth Lumber Co. Ltd., a producer of lumber and wood products such as plywood, lumber and flooring, also hindered Fund performance. The company's floating rate notes due in 2013 declined amid a slowdown in residential construction and rising capacity in the oriented strand board (a type of exterior wood paneling used in housing construction) industry. This resulted in price weakness that has had an adverse impact on Ainsworth's financial results.

Finally, the price of our holding in a term loan of Century Cable Holdings, LLC declined as litigation surrounding the sale of assets became protracted.

Individual securities that contributed positively to Fund returns included a restructured term loan of Medical Specialties, Inc., a company engaged in the design and production of orthopedic and sports medicine products. Fund performance also benefited from our position in a loan of Channel Master Holdings, Inc., a satellite antenna manufacturer, and our holding in the common stock of Shaw Group, Inc., an engineering and consulting firm.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2006



Channel Master Holdings filed for bankruptcy in October 2003. The case was ultimately converted to a Chapter 7 liquidation and the Fund's $2 million exposure recovered sharply. We had received shares of Shaw Group as part of the restructuring of IT Group, Inc., which Shaw acquired in 2002. The company experienced better-than-expected earnings, and we liquidated our position following the stock's strong performance.


What changes were made to the portfolio during the period?

We did not make significant changes to the Fund's sector allocations during the period, nor did we employ leveraging strategies in the portfolio. Our primary focus was on maintaining a fully invested, diversified portfolio while meeting the $220 million in quarterly redemption obligations of the Master Senior Floating Rate Trust, the master portfolio into which the Fund is a feeder.

During the period, the Trust purchased assets of approximately $444.9 million in par amount (face value) and experienced $385.1 million in repayments from issuers. In addition, we sold roughly $155.2 million in assets during the period. At the end of the period, the Trust was composed of 159 issuers spread among 30 industries.


How would you characterize the Fund's position at the close of the period?

At period-end, the Fund was underweight versus its composite benchmark in securities rated Ba or better, Caa or below and non-rated credits; the Fund was overweight in B-rated securities.

The Federal Reserve Board (Fed) left the federal funds rate unchanged at 5.25% at its August meeting, following 17 consecutive quarter-point rate hikes since June 2004. It is uncertain if this pause in the Fed's rate tightening campaign will continue. Whether the federal funds rate is increased or even reduced will rely to a great extent on inflation data. A question facing investors is whether the slightly inverted yield curve (in which short-term securities carry higher yields than longer-term issues) will resume its normal slope and, if so, whether it will occur because of rising long-term interest rates, declining short-term rates, or a combination of the two. As most of the portfolio's assets are invested in floating rate securities, declining short-term interest rates would result in a lower yield. Conversely, rising long-term rates would have a minimal effect on Fund performance, whereas funds investing only in high yield bonds would see their principal erode.

We continue to see solid inflows to the leveraged loan market in the form of CLOs, which now hold nearly two-thirds of all leveraged loans. The robust demand for these securities has spilled over to the high yield bond market. Historically, there have been discrete boundaries between the two markets. The lines have become blurred as we have seen high yield bond deals migrate to the leveraged loan market as optimistically titled "second lien loans," keeping high yield bond spreads tighter than they otherwise would be. Overall, however, liquidity is key when it comes to the ability of companies to refinance. Therefore, given the consensus outlook for continued economic growth in the 2%-3% range and the fact that we have experienced moderate setbacks in the high yield market that have helped maintain credit discipline, we expect to see a benign default rate environment going forward.


Kevin Booth
Portfolio Manager


September 18, 2006


Effective October 2, 2006, we are pleased to announce that Mark J. Williams has joined Kevin Booth as Portfolio Manager and together they are primarily responsible for the day-to-day management of the Fund. Mr. Williams is a Managing Director and portfolio manager/loan originator with BlackRock. Prior to joining BlackRock in 1998, Mr. Williams spent eight years with PNC Bank's New York office and was a founding member of the bank's Leveraged Finance Group.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2006



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses, including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on March 1, 2006 and held through August 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                  Expenses Paid
                                                              Beginning            Ending       During the Period*
                                                            Account Value      Account Value      March 1, 2006
                                                               March 1,          August 31,       to August 31,
                                                                 2006               2006               2006
Actual

BlackRock Senior Floating Rate Fund, Inc.                       $1,000           $1,023.30            $7.45

Hypothetical (5% annual return before expenses)**

BlackRock Senior Floating Rate Fund, Inc.                       $1,000           $1,017.84            $7.43

 * Expenses are equal to the annualized expense ratio of 1.46%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table reflects the expenses of both the feeder fund and the master trust in which it invests.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2006


Statement of Assets and Liabilities                                                     BlackRock Senior Floating Rate Fund, Inc.

As of August 31, 2006
Assets

       Investment in Master Senior Floating Rate Trust (the "Trust"), at value
       (identified cost--$636,965,416)                                                                            $   603,018,937
       Prepaid expenses                                                                                                   224,430
                                                                                                                  ---------------
       Total assets                                                                                                   603,243,367
                                                                                                                  ---------------

Liabilities

       Payables:
           Dividends to shareholders                                                           $     1,167,208
           Administrator                                                                               102,595
           Other affiliates                                                                             40,344          1,310,147
                                                                                               ---------------
       Accrued expenses                                                                                                   126,464
                                                                                                                  ---------------
       Total liabilities                                                                                                1,436,611
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   601,806,756
                                                                                                                  ===============

Net Assets Consist of

       Common Stock, par value $.10 per share; 1,000,000,000 shares authorized                                    $     6,746,834
       Paid-in capital in excess of par                                                                               960,241,191
       Undistributed investment income--net                                                    $       237,092
       Accumulated realized capital losses allocated from the Trust--net                         (331,471,882)
       Unrealized depreciation allocated from the Trust--net                                      (33,946,479)
                                                                                               ---------------
       Total accumulated losses--net                                                                                (365,181,269)
                                                                                                                  ---------------
       Net Assets--Equivalent to $8.92 per share based on 67,468,343 shares of capital stock
       outstanding                                                                                                $   601,806,756
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2006


Statement of Operations                                                                 BlackRock Senior Floating Rate Fund, Inc.

For the Year Ended August 31, 2006
Investment Income

       Net investment income allocated from the Trust:
           Interest                                                                                               $    44,887,175
           Facility and other fees                                                                                        564,475
           Dividends                                                                                                       27,426
           Expenses                                                                                                   (6,497,473)
                                                                                                                  ---------------
       Total income                                                                                                    38,981,603
                                                                                                                  ---------------

Expenses

       Administration fees                                                                     $     1,563,094
       Transfer agent fees                                                                             514,069
       Tender offer fees                                                                               207,063
       Printing and shareholder reports                                                                 56,737
       Professional fees                                                                                47,377
       Registration fees                                                                                45,565
       Other                                                                                            13,951
                                                                                               ---------------
       Total expenses                                                                                                   2,447,856
                                                                                                                  ---------------
       Investment income--net                                                                                          36,533,747
                                                                                                                  ---------------

Realized & Unrealized Loss Allocated from the Trust--Net

       Realized loss on investments--net                                                                              (2,414,857)
       Change in unrealized depreciation on investments and unfunded corporate loans--net                             (3,662,991)
                                                                                                                  ---------------
       Total realized and unrealized loss--net                                                                        (6,077,848)
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    30,455,899
                                                                                                                  ===============

       See Notes to Financial Statements.



Statements of Changes in Net Assets                                                     BlackRock Senior Floating Rate Fund, Inc.
                                                                                                       For the Year Ended
                                                                                                           August 31,
Increase (Decrease) in Net Assets:                                                                   2006              2005
Operations

       Investment income--net                                                                  $    36,533,747    $    29,121,052
       Realized loss--net                                                                          (2,414,857)        (1,116,837)
       Change in unrealized depreciation--net                                                      (3,662,991)          9,410,782
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         30,455,899         37,414,997
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Investment income--net                                                                     (36,533,735)       (29,121,069)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends to shareholders                        (36,533,735)       (29,121,069)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Net decrease in net assets derived from capital share transactions                         (68,818,345)       (88,385,736)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                               (74,896,181)       (80,091,808)
       Beginning of year                                                                           676,702,937        756,794,745
                                                                                               ---------------    ---------------
       End of year*                                                                            $   601,806,756    $   676,702,937
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $       237,092    $       237,080
                                                                                               ===============    ===============

             See Notes to Financial Statements.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2006



Financial Highlights                                                                    BlackRock Senior Floating Rate Fund, Inc.

The following per share data and ratios have been derived                          For the Year Ended August 31,
from information provided in the financial statements.        2006            2005          2004          2003+++        2002
Per Share Operating Performance

       Net asset value, beginning of year                 $      9.01    $      8.91    $      8.40    $      8.05    $      8.82
                                                          -----------    -----------    -----------    -----------    -----------
       Investment income--net                                   .52**          .37**          .30**            .38            .43
       Realized and unrealized gain (loss)--net                 (.08)            .10            .51            .36          (.77)
                                                          -----------    -----------    -----------    -----------    -----------
       Total from investment operations                           .44            .47            .81            .74          (.34)
                                                          -----------    -----------    -----------    -----------    -----------
       Less dividends from investment income--net               (.53)          (.37)          (.30)          (.39)          (.43)
                                                          -----------    -----------    -----------    -----------    -----------
       Net asset value, end of year                       $      8.92    $      9.01    $      8.91    $      8.40    $      8.05
                                                          ===========    ===========    ===========    ===========    ===========

Total Investment Return*

       Based on net asset value per share                       4.97%          5.38%          9.73%          9.61%        (4.09%)
                                                          ===========    ===========    ===========    ===========    ===========

Ratios to Average Net Assets++

       Expenses, excluding interest expense                     1.43%          1.41%          1.44%          1.45%          1.41%
                                                          ===========    ===========    ===========    ===========    ===========
       Expenses                                                 1.43%          1.41%          1.44%          1.46%          1.41%
                                                          ===========    ===========    ===========    ===========    ===========
       Investment income--net                                   5.84%          4.11%          3.41%          4.81%          5.07%
                                                          ===========    ===========    ===========    ===========    ===========

Leverage

       Average amount of borrowings during the year
       (in thousands)                                              --             --             --    $ 8,138++++    $     3,374
                                                          ===========    ===========    ===========    ===========    ===========
       Average amount of borrowings outstanding per
       share during the year                                       --             --             --    $   .07++++    $       .02
                                                          ===========    ===========    ===========    ===========    ===========

Supplemental Data

       Net assets, end of year (in thousands)             $   601,807    $   676,703     $  756,795     $  798,320     $1,063,983
                                                          ===========    ===========    ===========    ===========    ===========
       Portfolio turnover                                 54.38%+++++    52.92%+++++    76.45%+++++    56.56%+++++         89.46%
                                                          ===========    ===========    ===========    ===========    ===========

         * Total investment returns exclude the early withdrawal charge, if any. The Fund is a continuously offered closed-end fund, the shares of which are offered at net asset value. No secondary market for the Fund's shares exists.

        ** Based on average shares outstanding.

        ++ Includes the Fund's share of the Trust's allocated expenses, and/or investment income--net.

      ++++ Reflects the average amount of borrowings of the Fund prior to the Fund's conversion from a stand-alone investment company to a "feeder" fund on February 10, 2003.

       +++ On February 10, 2003, the Fund converted from a stand-alone investment company to a "feeder"
           fund that seeks to achieve its investment objective by investing all of its assets in the Trust, which has the same investment objective as the Fund. All investments are made at the Trust level.
           This structure is sometimes called a "master/feeder" structure.

     +++++ Portfolio turnover for the Trust.

           See Notes to Financial Statements.


BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2006



Notes to Financial Statements

                                      BlackRock Senior Floating Rate Fund, Inc.


1. Significant Accounting Policies:
On September 29, 2006, Merrill Lynch Senior Floating Rate Fund, Inc. was renamed BlackRock Senior Floating Rate Fund, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a continuously offered, non-diversified, closed-end management investment company. The Fund seeks to achieve its investment objective by investing all of its assets in the Master Senior Floating Rate Trust (the "Trust"), which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Trust owned by the Fund at August 31, 2006 was 65.1%. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments - The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note
1(b) of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Recent accounting pronouncement--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48") entitled "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Investment transactions--Investment transactions in the Trust are accounted for on a trade date basis.

(h) Reclassification--U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $4,468,275 has been reclasssified between paid in capital in excess of par and accumulated realized capital losses on investments as a result of permanent differences attributable to the expiration of capital loss carryforwards. This reclassification has no effect on net assets or net asset values per share.


2. Transactions with Affiliates:
The Fund has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of .25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended August 31, 2006, FAM Distributors, Inc. ("FAMD"), a wholly-owned subsidiary of Merrill Lynch Group, Inc., earned early withdrawal charges of $235,102 relating to the tender of the Fund's shares.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2006



Notes to Financial Statements (concluded)

                                      BlackRock Senior Floating Rate Fund, Inc.


In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction will close on September 29, 2006.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement for the Trust with BlackRock Advisors, Inc. (the "Manager"), a wholly-owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was reorganized into BlackRock Advisors, LLC. The new advisory agreement will become effective on September 29, 2006 and the investment advisory fee is unchanged. In addition, the Manager will provide administrative services and the administrative fee is unchanged.

In connection with the closing, the Fund's transfer agent will become PFPC, Inc., an affiliate of the Fund. In addition, BlackRock Distributors, Inc., an affiliate of BlackRock, Inc., will become an additional distributor.

During the year ended August 31, 2006, certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.


3. Capital Share Transactions:
Transactions in capital shares were as follows:


For the Year Ended                                               Dollar
August 31, 2006                               Shares             Amount

Shares sold                                3,288,136    $    29,489,218
Shares issued to shareholders in
   reinvestment of dividends               1,965,892         17,640,346
                                     ---------------    ---------------
Total issued                               5,254,028         47,129,564
Shares tendered                         (12,906,388)      (115,947,909)
                                     ---------------    ---------------
Net decrease                             (7,652,360)    $  (68,818,345)
                                     ===============    ===============



For the Year Ended                                               Dollar
August 31, 2005                               Shares             Amount

Shares sold                                4,122,202    $    37,010,206
Shares issued to shareholders in
   reinvestment of dividends               1,535,576         13,791,434
                                     ---------------    ---------------
Total issued                               5,657,778         50,801,640
Shares tendered                         (15,512,910)      (139,187,376)
                                     ---------------    ---------------
Net decrease                             (9,855,132)    $  (88,385,736)
                                     ===============    ===============


4. Distributions to Shareholders:
The tax character of distributions paid during the fiscal years ended August 31, 2006 and August 31, 2005 was as follows:


                                           8/31/2006          8/31/2005

Distributions paid from:
   Ordinary income                   $    36,533,735    $    29,121,069
                                     ---------------    ---------------
Total taxable distributions          $    36,533,735    $    29,121,069
                                     ===============    ===============



As of August 31, 2006, the components of accumulated losses on a tax basis were as follows:


Undistributed ordinary income--net                      $       356,753
Undistributed long-term capital gains--net                           --
                                                        ---------------
Total undistributed earnings--net                               356,753
Capital loss carryforward                                (329,049,740)*
Unrealized losses--net                                   (36,488,282)**
                                                        ---------------
Total accumulated losses--net                           $ (365,181,269)
                                                        ===============

 * On August 31, 2006, the Fund had a capital loss carryforward of $329,049,740 of which $3,365,959 expires in 2007, $28,290,011 expires in 2008, $64,746,799 expires in 2009, $87,904,309 expires in 2010, $53,409,203 expires in 2011, $34,221,818 expires in 2012,
   $56,166,095 expires in 2013 and $945,546 expires in 2014.

** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the book/tax difference in the accrual of income on securities in default and the deferral of post-October capital losses for tax purposes.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2006



Report of Independent Registered Public Accounting Firm

                                      BlackRock Senior Floating Rate Fund, Inc.


To the Shareholders and Board of Directors of BlackRock Senior Floating Rate Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Senior Floating Rate Fund, Inc. (the "Fund"), (formerly Merrill Lynch Senior Floating Rate Fund, Inc.), as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Senior Floating Rate Fund, Inc. as of August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
October 23, 2006



Important Tax Information (unaudited)


The following information is provided with respect to the ordinary income distributions paid monthly by BlackRock Senior Floating Rate Fund, Inc. for the fiscal year ended August 31, 2006:


           Interest-Related Dividends for Non-U.S. Residents

Month Paid:       September 2005                            47.51%*
                  October 2005 - December 2005              88.40%*
                  January 2006 - August 2006                80.11%*

 * Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for non-resident aliens and foreign corporations.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2006



Portfolio Information                         Master Senior Floating Rate Trust


As of August 31, 2006


                                               Percent of
Ten Largest Holdings                           Net Assets

Adelphia Communications Corp.                      3.2%
Wellman, Inc.*                                     2.0
Intelsat Corp.*                                    1.9
Metro-Goldwyn-Mayer Studios, Inc.                  1.8
Huntsman ICI Holdings                              1.8
Cebridge Connections*                              1.7
Charter Communications, Inc.                       1.6
Simmons Co.                                        1.6
Olympus Cable Holdings LLC                         1.6
Venetian Casino Resort, LLC*                       1.3

 * Includes combined holdings and/or affiliates, where applicable.



                                               Percent of
Five Largest Industries                        Net Assets

Cable--U.S.                                       13.8%
Chemicals                                         10.4
Gaming                                             5.0
Paper                                              5.0
Information Technology                             4.7

   For Trust compliance purposes, the Trust's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.



                                               Percent of
Quality Ratings by                               Total
S&P/Moody's                                   Investments

BB/Ba                                             30.6%
B/B                                               48.6
CCC/Caa                                            4.8
NR (Not Rated)                                     6.7
Other*                                             9.3

 * Includes portfolio holdings in common stocks, warrants and short-term investments.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2006



Schedule of Investments                       Master Senior Floating Rate Trust


         Face   Senior Secured
       Amount   Floating Rate Loan Interests*                          Value

Aerospace & Defense--1.8%

  $ 5,256,561   K&F Industries, Inc. Term Loan, 7.33%
                  due 11/18/2012                                 $    5,269,703
    4,250,509   Standard Aero Holdings Term Loan,
                  7.58% - 7.68% due 8/24/2012                         4,253,165
                Vought Aircraft Industries, Inc.:
    6,211,059       Term Loan, 8% due 12/22/2011                      6,247,940
    1,200,000       Tranche B Line of Credit Deposit, 7.83%
                    due 12/22/2010                                    1,211,250
                                                                 --------------
                                                                     16,982,058

Airlines--0.6%

    1,250,000   Delta Air Lines Term Loan B, 10.023%
                  due 3/16/2008                                       1,266,517
                United Air Lines:
      466,406       Delay Draw Term Loan, 9.08%
                    due 2/01/2012                                       473,402
    3,264,844       Term Loan B, 9.25% due 2/01/2012                  3,313,816
                                                                 --------------
                                                                      5,053,735

Automotive--1.8%

    4,666,474   Metaldyne Corp. Term Loan D, 10%
                  due 12/31/2009                                      4,715,472
      669,155   Metaldyne Term Loan D, 10% due 12/31/2009               679,820
                TRW Automotive, Inc.:
    4,186,250       Tranche B Term Loan, 7.188%
                    due 6/30/2012                                     4,186,539
    3,447,500       Tranche E Term Loan, 6.75%
                    due 10/31/2010                                    3,445,345
                Tenneco Automotive, Inc.:
    2,714,990       Term Loan B, 7.40% - 7.402%
                    due 12/12/2010                                    2,740,246
    1,192,647       Tranche B-1 Credit Linked Deposit, 7.402%
                    due 12/12/2010                                    1,194,745
                                                                 --------------
                                                                     16,962,167

Broadcasting--2.4%

    2,001,114   Emmis Operating Co. Term Loan B,
                  7.08% - 7.15% due 11/10/2011                        2,006,257
                NextMedia Group, Inc.:
    1,526,923       Delay Draw Term Loan, 7.406%
                    due 11/15/2012                                    1,522,151
    3,435,577       First Lien Term Loan, 7.33% due 11/15/2012        3,424,841
    3,250,000       Second Lien Term Loan,10.01%
                    due 11/15/2013                                    3,267,605
   11,750,000   Paxson Communications Corp. First Lien Term
                  Loan, 8.757% due 1/15/2012                         11,940,938
                                                                 --------------
                                                                     22,161,792

Cable--U.S.--13.7%

   30,000,000   Adelphia Communications Corp. Term Loan B,
                  10.25% due 6/30/2009                               29,212,500
                Cebridge Connections:
    7,000,000       Second Lien Term Loan, 9.989%
                    due 5/05/2014                                     6,790,000
    9,310,344       Term Loan B, 7.739% due 11/05/2013                9,256,307
   15,000,000   Charter Communications, Inc. Term Loan B,
                  8.125% due 4/28/2013                               15,055,215
    6,317,380   DIRECTV Holdings, Inc. Tranche B Term Loan,
                  6.824% due 4/13/2013                                6,325,277
    9,975,000   Hilton Head Communications UCA Term Loan B,
                  9.50% due 3/31/2008                                 9,615,481
   11,237,184   Insight Midwest Holdings LLC Term Loan C,
                  7.375% due 12/31/2009                              11,308,000



         Face   Senior Secured
       Amount   Floating Rate Loan Interests*                          Value

Cable--U.S. (concluded)

  $16,745,000   Intelsat Corp. Term Loan B, 8.008%
                  due 1/03/2014                                  $   16,875,829
    5,109,375   Mediacom Broadband Group Tranche A Term
                  Loan, 6.02% - 6.62% due 3/31/2010                   5,021,560
   15,000,000   Olympus Cable Holdings LLC Term Loan B,
                  10.25% due 9/30/2010                               14,547,660
    1,960,000   Persona Cable Term Loan B, 8.499%
                  due 7/27/2011                                       1,962,450
      666,346   Persona Communications Term Loan C, 8.499%
                  due 10/21/2010                                        667,179
                                                                 --------------
                                                                    126,637,458

Chemicals--8.9%

    9,603,000   CII Carbon Term Loan B, 7.375% - 7.50%
                  due 8/23/2012                                       9,615,004
    7,182,700   Cedar Chemical Corp. Term Loan B, 8.90%
                  due 10/31/2003 (d)(e)                                 395,048
    3,753,845   Celanese Holdings LLC Term Loan B, 7.499%
                  due 4/06/2011                                       3,770,268
   10,000,000   Cognis Deutschland Second Lien Term Loan B,
                  10.029% due 11/15/2013                             10,204,170
    2,000,000   Columbian Chemicals Co. Term Loan B, 7.25%
                  due 3/16/2013                                       1,998,750
   16,441,184   Huntsman ICI Holdings Term Loan B, 7.076%
                  due 8/16/2012                                      16,420,633
                Invista:
    2,471,532       Term Loan, 7% due 4/29/2011                       2,476,167
    5,550,556       Term Loan B-1, 7% due 4/29/2011                   5,555,179
    1,975,000   Mosaic Co. Tranche B Term Loan,
                  6.813% - 7.063% due 2/21/2012                       1,974,384
    5,065,127   Nalco Co. Tranche B Term Loan, 7.12% - 7.30%
                  due 11/04/2010                                      5,072,608
    1,990,000   Polymer Group, Inc. Term Loan B, 7.74%
                  due 11/22/2012                                      1,996,219
    3,940,000   Rockwood Specialties Group, Inc. Tranche D
                  Term Loan, 7.485% due 12/13/2013                    3,963,396
                Wellman, Inc.:
    9,000,000       First Lien Term Loan, 9.489% due 2/10/2009        9,030,942
   10,000,000       Second Lien Term Loan,12.239%
                    due 2/10/2010                                     9,775,000
                                                                 --------------
                                                                     82,247,768

Consumer--Durables--1.6%

   14,503,664   Simmons Co. Tranche B Term Loan,
                  7.125% - 9.50% due 12/19/2011                      14,605,639

Consumer--Non-Durables--1.1%

    2,056,220   American Achievement Corp. Term Loan B,
                  7.896% - 9.50% due 3/25/2011                        2,071,642
    2,268,000   Camelbak Products LLC First Lien Term Loan,
                  9.16% - 9.21% due 8/04/2011                         2,222,640
    1,995,000   Easton-Bell Sports, Inc. Term Loan B,
                  6.81% - 7.08% due 3/16/2012                         1,997,909
    4,117,816   Josten's, Inc. Term Loan B, 7.068%
                  due 12/21/2011                                      4,127,468
                                                                 --------------
                                                                     10,419,659

Diversified Media--3.7%

    2,716,162   Dex Media West, Inc. Term Loan B,
                  6.83% - 7% due 3/09/2010                            2,707,829
    2,559,934   Dex Media West LLC Term Loan B,
                  6.91% - 7% due 3/09/2010                            2,552,254
    2,985,000   Merrill Corp. Term Loan, 7.58% - 7.749%
                  due 5/15/2011                                       3,000,859



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2006



Schedule of Investments (continued)           Master Senior Floating Rate Trust


         Face   Senior Secured
       Amount   Floating Rate Loan Interests*                          Value

Diversified Media (concluded)

  $16,940,000   Metro-Goldwyn-Mayer Studios, Inc. Term Loan B,
                  8.749% due 4/08/2012                           $   16,899,276
    7,000,000   Nielsen Finance Term Loan B, 8.19%
                  due 8/09/2013                                       6,978,398
    2,152,176   RH Donnelley, Inc. Term Loan D-2,
                  6.74% - 7.01% due 6/30/2011                         2,139,826
                                                                 --------------
                                                                     34,278,442

Energy--Exploration & Production--1.0%

    1,485,000   Carrizo Oil & Gas, Inc. Second Lien Term Loan,
                  11.499% due 7/21/2010                               1,520,269
    6,500,000   Helix Energy Solutions Term Loan B,
                  7.39% - 7.64% due 7/01/2013                         6,507,540
    1,246,875   MEG Energy Corp. Term Loan B, 7.50%
                  due 4/03/2013                                       1,249,658
                                                                 --------------
                                                                      9,277,467

Energy--Other--1.7%

      458,536   Dresser, Inc. Term Loan C, 7.83% due 4/10/2009          463,122
    5,000,000   EPCO, Inc. Term Loan C, 7.221% - 7.49%
                  due 8/18/2010                                       5,034,765
    2,985,000   Key Energy Services, Inc. Term Loan B,
                  8.90% - 9.23% due 6/30/2012                         3,001,791
      314,983   MarkWest Energy Operating Co. LLC Term
                  Loan B, 7.656% due 12/29/2010                         315,770
    7,000,000   Scorpion Drilling Ltd. Second Lien Term Loan,
                  13.576% due 5/08/2014                               7,280,000
                                                                 --------------
                                                                     16,095,448

Financial--1.7%

    9,000,000   JG Wentworth Manufacturing Term Loan,
                  9.008% due 4/12/2011                                9,101,250
    6,965,000   LPL Financial Services, Inc. Term Loan B,
                  7.88% - 8.49% due 6/28/2013                         7,050,976
                                                                 --------------
                                                                     16,152,226

Food & Drug--0.3%

    2,288,500   The Pantry, Inc. Term Loan B, 7.08%
                  due 1/02/2012                                       2,295,652

Food & Tobacco--3.8%

    2,917,485   American Seafood Group LLC Delay Draw Term
                  Loan, 7.25% due 9/30/2012                           2,917,485
    2,811,750   Commonwealth Brands Term Loan, 7.75%
                  due 12/22/2012                                      2,832,135
    4,366,620   Del Monte Term Loan B, 7% - 7.072%
                  due 2/08/2012                                       4,374,807
                Dole Food Co., Inc.:
      977,395       Letter of Credit, 5.37% due 4/12/2013               964,431
    1,984,859       Term Loan B, 7.375% - 9.25% due 4/12/2013         1,958,532
    6,616,194       Term Loan C, 7.563% - 9.25% due 4/12/2013         6,528,437
    2,724,220   Domino's, Inc. Term Loan, 6.875% - 7%
                  due 6/25/2010                                       2,726,489
    2,134,590   Merisant Co. Term Loan B, 8.735% due 1/11/2010        2,120,358
                Quizno's LLC:
    2,000,000       First Lien Term Loan, 7.31% due 5/05/2013         1,997,708
    8,500,000       Second Lien Term Loan, 11.249%
                    due 11/05/2013                                    8,490,259
                                                                 --------------
                                                                     34,910,641

Gaming--4.0%

    1,419,584   Global Cash Access LLC Term Loan B, 7.08%
                  due 3/10/2010                                       1,419,584
    4,967,406   MotorCity Casino Term Loan B,
                  7.236% - 7.49% due 7/13/2012                        4,958,092



         Face   Senior Secured
       Amount   Floating Rate Loan Interests*                          Value

Gaming (concluded)

  $ 3,451,250   Penn National Gaming, Inc. Term Loan B,
                  7.02% - 7.25% due 10/03/2012                   $    3,468,938
    5,000,000   Pinnacle Entertainment Term Loan, 7.33%
                  due 12/15/2011                                      5,009,375
    2,475,000   Trump Entertainment Resorts Holdings LP Term
                  Loan B-1, 7.92% - 8.03% due 5/20/2012               2,494,337
                Venetian Casino Resort LLC:
    3,982,906       Delay Draw Term Loan, 7.25%
                    due 6/15/2011                                     3,983,217
    8,442,094       Term Loan B, 6.73% due 6/15/2011                  8,442,752
    7,500,000   Venetian Macau U.S. Finance Co. LLC Term
                  Loan B, 8.20% due 5/25/2013                         7,537,500
                                                                 --------------
                                                                     37,313,795

Health Care--4.0%

    1,965,000   Community Health Systems, Inc. Term Loan,
                  7.08% - 7.15% due 8/19/2011                         1,966,535
    6,604,587   DaVita, Inc. Tranche B Term Loan,
                  7.11% - 7.69% due 10/05/2012                        6,632,597
    1,364,399   Duloxetine Royalty Term Loan, 10.007%
                  due 10/15/2013                                      1,371,221
      999,415   Kinetic Concepts, Inc. Term Loan B, 7.25%
                  due 8/11/2010                                       1,002,955
   13,562,732   LifePoint Hospitals, Inc. Term Loan B, 6.905%
                  due 4/15/2012                                      13,514,693
                Matria Healthcare, Inc.:
      589,744       Bridge Loan, 7.649% due 1/19/2007                   585,321
    1,352,179       Term Loan B, 7.649% - 7.749%
                    due 1/19/2012                                     1,353,870
                Medical Specialties Group (d)(e):
    2,971,767       Term Loan, 8.125% due 9/03/2003                      44,577
    8,640,135       Term Loan Axel, 8% due 6/30/2004                    129,602
      421,312   Rotech Healthcare, Inc. Term Loan B, 8.50%
                  due 3/31/2008                                         422,365
    9,860,674   Vanguard Health Systems Term Loan B,
                  7.749% - 7.868% due 9/23/2011                       9,879,162
                                                                 --------------
                                                                     36,902,898

Housing--3.4%

    9,767,860   Capital Automotive Term Loan B, 7.16%
                  due 12/16/2010                                      9,795,669
    2,875,089   Goodman Global Holdings Term Loan, 7.25%
                  due 12/23/2011                                      2,868,801
    4,380,317   Headwaters, Inc. Term Loan B-1,
                  7.33% - 7.50% due 4/30/2011                         4,404,956
      428,421   LIONS Gables Realty Term Loan B, 7.12%
                  due 9/30/2006                                         428,912
    4,750,310   Lake at Las Vegas Joint Venture First Lien Term
                  Loan, 8.17% - 8.249% due 2/01/2010                  4,758,367
    2,992,500   Mattamy Group Term Loan B, 7.688%
                  due 4/11/2013                                       2,999,981
      994,805   NCI Building System Term Loan B, 6.71%
                  due 6/18/2010                                         995,427
    4,900,000   Nortek, Inc. Term Loan, 7.36% due 8/27/2011           4,888,514
                                                                 --------------
                                                                     31,140,627

Information Technology--4.3%

   12,887,700   Activant Solutions Term Loan B, 7.438% - 7.50%
                  due 5/02/2013                                      12,726,604
    7,352,500   Fidelity National Information Solutions, Inc. Term
                  Loan B, 7.08% due 3/09/2013                         7,380,344
    3,000,000   Stratus Technologies, Inc. First Lien Term Loan,
                  8.50% due 3/29/2011                                 3,007,500



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2006



Schedule of Investments (continued)           Master Senior Floating Rate Trust


         Face   Senior Secured
       Amount   Floating Rate Loan Interests*                          Value

Information Technology (concluded)

  $ 3,960,000   SunGard Data Systems, Inc., Term Loan B,
                  7.999% due 2/11/2013                           $    3,993,589
   12,833,365   Telcordia Technologies, Inc. Term Loan,
                  7.86% - 7.90% due 9/15/2012                        12,239,822
                                                                 --------------
                                                                     39,347,859

Leisure--0.5%

    4,196,496   True Temper Sports, Inc. Term Loan B,
                  8.03% - 10.25% due 3/15/2011                        4,217,479

Manufacturing--2.4%

    1,485,006   Brand Services, Inc. Tranche 3 Term Loan B,
                  7.65% - 7.735% due 1/15/2012                        1,489,955
                Channel Master Holdings, Inc. (d)(e):
      128,199       Revolving Credit, 8.313% due 12/31/2004                   0
    1,013,568       Term Loan, 9% due 12/31/2004                              0
    3,279,096   GenTek, Inc. First Lien Term Loan,
                  7.58% - 7.76% due 2/28/2011                         3,297,541
                Johnson Diversey, Inc. Delayed Draw Term Loan:
      508,666       7.93% due 12/16/2010                                512,005
      675,670       7.97% due 12/15/2011                                681,582
    9,094,235   Mueller Group LLC Term Loan B, 7.33% - 7.868%
                  due 10/03/2012                                      9,163,252
    2,359,555   Propex Fabrics, Inc. Term Loan B, 7.76%
                  due 7/31/2012                                       2,362,505
                Trimas Corp.:
      937,500       Letter of Credit, 8.08% due 8/02/2013               937,500
    4,062,500       Term Loan B, 8.25% due 8/02/2013                  4,062,500
                                                                 --------------
                                                                     22,506,840

Packaging--2.1%

    3,201,970   Anchor Glass Container Corp. Term Loan B,
                  7.65% - 7.749% due 5/03/2013                        3,209,975
    3,790,527   Berry Plastics Corp. Tranche 2 Term Loan B,
                  7.08% due 12/02/2011                                3,791,315
   10,835,000   Graham Packaging Co. LP Term Loan B,
                  7.563% - 7.875% due 10/07/2011                     10,875,631
    1,428,571   Graham Packaging Second Lien Term Loan B,
                  9.75% due 4/07/2012                                 1,448,214
                                                                 --------------
                                                                     19,325,135

Paper--3.1%

    3,757,448   Boise Cascade Holdings LLC Tranche D Term
                  Loan, 7.094% - 7.25% due 10/28/2011                 3,775,592
                Georgia Pacific Corp.:
    2,985,000       First Lien Term Loan B, 7.30% - 7.499%
                    due 12/20/2012                                    2,991,012
    8,000,000       Second Lien Term Loan C, 8.30%
                    due 12/23/2013                                    8,081,664
    3,277,343   Graphic Packaging International, Inc. Term
                  Loan B, 7.62% - 8.14% due 8/08/2010                 3,311,578
                SP Newsprint Co. Tranche B-1:
    3,182,818       Credit Linked Deposit, 5.33% due 1/09/2010        3,206,689
      547,390       Term Loan, 7.58% due 1/09/2010                      551,495
                Smurfit-Stone Container Corp.:
    2,241,039       Deposit Account, 5.23% - 7.079%
                    due 11/01/2010                                    2,255,816
    2,225,142       Term Loan B, 7.50% - 7.688%
                    due 11/01/2011                                    2,239,815
    2,334,900       Term Loan C, 7.50% - 7.688%
                    due 11/01/2011                                    2,350,296
                                                                 --------------
                                                                     28,763,957



         Face   Senior Secured
       Amount   Floating Rate Loan Interests*                          Value

Retail--1.5%

  $ 1,661,650   Advance Stores Co., Inc. Delay Draw Term Loan,
                  6.906% - 7% due 9/30/2010                      $    1,663,727
    1,655,516   American Reprographics Co. Term Loan,
                  7.15% - 9% due 6/18/2009                            1,658,103
    3,675,789   General Nutrition Centers, Inc. Tranche B Term
                  Loan, 8.08% - 8.15% due 12/05/2009                  3,702,210
    6,882,911   Neiman Marcus Group, Inc. Term Loan,
                  7.77% due 4/06/2013                                 6,946,289
                                                                 --------------
                                                                     13,970,329

Service--4.1%

    2,100,000   Alliance Laundry Systems LLC Term Loan, 7.62%
                  due 1/27/2012                                       2,111,157
                Allied Waste North America, Inc.:
    7,517,157       Term Loan, 7.20% - 7.27% due 1/15/2012            7,511,286
    2,922,237       Tranche A Credit Linked Deposit, 7.084%
                    due 1/15/2012                                     2,920,259
    5,850,600   Buhrmann USA, Inc. Term Loan C,
                  7.146% - 7.218% due 12/23/2010                      5,861,570
    4,914,773   Clarke American Term Loan B, 8.75% - 8.87%
                  due 12/15/2011                                      4,983,889
    5,419,460   Great Lakes Dredge & Dock Corp. Tranche B Term
                  Loan, 7.99% - 8.62% due 12/23/2010                  5,439,783
    7,682,418   Prime Succession, Inc. Term Loan, 5.75%
                  due 12/31/2003 (d)(e)                                       1
    2,985,243   RGIS Inventory Specialists First Lien Term Loan,
                  7.999% due 12/31/2012                               2,984,311
                U.S. Investigations Service:
    1,112,705       Term Loan C, 7.92% due 10/14/2012                 1,115,487
    2,959,795       Tranche B Term Loan, 7.92% due 10/14/2012         2,963,495
                United Rentals, Inc.:
    1,612,017       Term Loan, 7.33% due 2/14/2011                    1,616,912
      329,825       Tranche B Credit Linked Deposit, 7.33%
                    due 2/14/2011                                       330,826
                                                                 --------------
                                                                     37,838,976

Steel--0.0%

   10,162,693   Acme Metals, Inc. Term Loan, 0% - 11.75%
                  due 12/01/2005 (d)(e)                                       1

Telecommunications--2.8%

                Alaska Communications Systems Holdings, Inc.:
    3,000,000       Incremental Term Loan, 7.249%
                    due 2/01/2012                                     2,995,125
    2,000,000       Term Loan, 7.249% due 2/01/2012                   1,996,750
    7,998,750   Consolidated Communications, Inc. Term Loan D,
                  7.41% - 7.45% due 10/14/2011                        8,003,749
   10,000,000   SBA Senior Finance Term Loan B, 7.33%
                  due 1/27/2007                                      10,028,130
    2,985,000   Time Warner Telecom Term Loan B,
                  7.82% - 8% due 11/30/2010                           3,015,471
                                                                 --------------
                                                                     26,039,225

Transportation--0.4%

    3,744,171   Sirva Worldwide Tranche B Term Loan,
                  11.33% - 11.49% due 12/01/2010                      3,588,162

Utility--4.5%

    2,000,000   AES Corp. Term Loan, 6.75% - 7.50%
                  due 4/30/2008                                       2,007,500
                Calpine Corp.:
    3,117,021       Second Lien Debtor in Possession, 9.499%
                    due 12/20/2007                                    3,162,477
    4,596,822       Term Loan B, 7.75% due 12/20/2007                 4,624,403



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2006



Schedule of Investments (continued)           Master Senior Floating Rate Trust


         Face   Senior Secured
       Amount   Floating Rate Loan Interests*                          Value

Utility (concluded)

  $ 3,291,136   Cogentrix Delaware Holdings, Inc. Term Loan,
                  7% due 4/15/2012                               $    3,298,680
                Covanta Energy Corp.:
      759,259       Delay Draw Term Loan, 7.749%
                    due 6/30/2012                                       759,259
    3,746,341       First Lien Letter of Credit, 5.46%
                    due 5/26/2013                                     3,775,218
    2,684,634       First Lien Term Loan, 7.576% - 7.71%
                    due 6/24/2012                                     2,705,327
    2,665,000       Second Lien Term Loan,10.96%
                    due 6/24/2013                                     2,724,962
    9,875,000   KGen LLC Tranche A Term Loan, 8.124%
                  due 8/05/2011                                       9,912,031
      975,532   LSP Kendall Energy Term Loan B, 7.499%
                  due 10/07/2013                                        968,825
                La Paloma:
      122,706       Delay Draw Term Loan, 7.249%
                    due 8/16/2012                                       122,553
      262,295       Letter of Credit, 7.08% due 8/16/2012               261,967
    2,000,000       Second Lien Term Loan, 8.999%
                    due 8/16/2013                                     2,005,834
    1,540,703       Term Loan, 7.249% due 8/16/2012                   1,502,186
    2,750,000   Metcalf Energy Center LLC Tranche 1 Term Loan,
                  8.461% due 5/20/2010                                2,805,000
    1,209,485   Reliant Energy, Inc. Term Loan, 7.705%
                  due 4/30/2010                                       1,211,186
                                                                 --------------
                                                                     41,847,408

Wireless Communications--0.4%

    3,941,667   Centennial Cellular Operating Co. Term Loan,
                  7.318% - 7.749% due 2/09/2011                       3,972,987

                Total Senior Secured Floating Rate Loan
                Interests (Cost--$790,048,635)--81.6%               754,855,830



                Corporate Bonds

Automotive--0.5%

    4,500,000   Ford Motor Credit Co., 9.957% due 4/15/2012 (a)       4,757,220

Cable--U.S.--0.1%

      500,000   Intelsat Subsidiary Holding Co. Ltd., 10.484%
                  due 1/15/2012 (a)                                     507,500

Chemicals--1.5%

    5,992,000   GEO Specialty Chemicals, Inc., 13.981%
                  due 12/31/2009 (a)(j)                               4,943,400
    8,000,000   Nova Chemicals Corp., 8.405%
                  due 11/15/2013 (a)                                  8,170,000
    1,102,853   PCI Chemicals Canada, Inc., 10%
                  due 12/31/2008                                      1,144,210
                                                                 --------------
                                                                     14,257,610

Diversified Media--0.0%

      250,000   Universal City Florida Holding Co. I, 10.239%
                  due 5/01/2010 (a)                                     255,625



         Face
       Amount   Corporate Bonds                                        Value

Gaming--1.0%

  $ 9,000,000   Galaxy Entertainment Finance Co. Ltd., 10.42%
                  due 12/15/2010 (a)(j)                          $    9,427,500

Information Technology--0.4%

    3,850,000   SunGard Data Systems, Inc., 9.973%
                  due 8/15/2013 (a)                                   4,023,250

Leisure--0.2%

    1,875,000   FelCor Lodging LP, 9.57% due 6/01/2011 (a)            1,921,875

Paper--1.9%

    6,000,000   Ainsworth Lumber Co. Ltd., 9.499%
                  due 4/01/2013 (a)                                   4,680,000
      250,000   Boise Cascade LLC, 8.382% due 10/15/2012 (a)            251,250
      650,000   NewPage Corp., 11.739% due 5/01/2012 (a)                702,000
   11,400,000   Verso Paper Holdings LLC, 9.235%
                  due 8/01/2014 (a)(j)                               11,485,500
                                                                 --------------
                                                                     17,118,750

Telecommunications--1.9%

    9,500,000   Qwest Communications International, Inc.,
                  8.905% due 2/15/2009 (a)                            9,642,500
      275,000   Qwest Corp., 8.579% due 6/15/2013 (a)                   295,969
    7,000,000   Time Warner Telecom Holdings, Inc., 9.405%
                  due 2/15/2011 (a)                                   7,140,000
                                                                 --------------
                                                                     17,078,469

Wireless Communications--0.0%

      250,000   Rogers Wireless Communications, Inc., 8.454%
                  due 12/15/2010 (a)                                    256,562

                Total Corporate Bonds
                (Cost--$73,670,820)--7.5%                            69,604,361



       Shares
         Held   Common Stocks

Chemicals--0.0%

       39,151   GEO Specialty Chemicals, Inc. (d)(j)                     78,302

Steel--0.0%

       51,714   Acme Package Corp. Senior Holdings (d)(h)                     1

                Total Common Stocks
                (Cost--$0)--0.0%                                         78,303



                Warrants (f)

Paper--0.0%

           57   Cellu Tissue Holdings, Inc. (expires 5/08/2007)               0

Utility--0.0%

        9,115   Reliant Resources (expires 10/25/2008)                   59,248

                Total Warrants
                (Cost--$0)--0.0%                                         59,248



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2006



Schedule of Investments (concluded)           Master Senior Floating Rate Trust


   Beneficial
     Interest   Other Interests (b)                                    Value

Health Care--0.0%

 $     14,398   MEDIQ Inc. (Preferred Stock Escrow)               $           0

                Total Other Interests
                (Cost--$0)--0.0%                                              0



   Beneficial
     Interest   Short-Term Securities                                  Value

 $ 84,367,424   Merrill Lynch Liquidity Series, LLC
                  Cash Sweep Series I, 5.11% (c)(g)              $   84,367,424

                Total Short-Term Securities
                (Cost--$84,367,424)--9.1%                            84,367,424

Total Investments (Cost--$948,086,879**)--98.2%                     908,965,166
Liabilities in Excess of Other Assets--1.8%                          16,944,874
                                                                 --------------
Net Assets--100.0%                                               $  925,910,040
                                                                 ==============


  * Senior Secured Floating Rate Loan Interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks or (iii) the certificate of deposit rate.

 ** The cost and unrealized appreciation (depreciation) of investments, as of August 31, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                 $    948,239,924
                                                   ================
    Gross unrealized appreciation                  $      3,650,210
    Gross unrealized depreciation                      (42,924,968)
                                                   ----------------
    Net unrealized depreciation                    $   (39,274,758)
                                                   ================


(a) Floating rate note.

(b) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(c) Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                  Net          Interest
    Issue                                       Activity        Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                   $(45,336,332)    $3,651,693


(d) Non-income producing security.

(e) As a result of bankruptcy proceedings, the issuer did not repay the principal amount of the security upon maturity.

(f) Warrants entitle the Trust to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(g) Represents the current yield as of August 31, 2006.

(h) Restricted security as to resale, representing 0.0% of net assets, was as follows:

                                          Acquisition
    Issue                                     Date         Cost       Value

    Acme Package Corp. Senior Holdings     11/25/2002     $   --      $   1


(i) Convertible security.

(j) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

  o For Trust compliance purposes, the Trust's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries shown are as a percent of net assets. These industry classifications are unaudited.

    See Notes to Financial Statements.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2006


Statement of Assets and Liabilities                                                             Master Senior Floating Rate Trust

As of August 31, 2006
Assets

       Investments in unaffiliated securities, at value (identified cost--$863,719,455)                           $   824,597,742
       Investments in affiliated securities, at value (identified cost--$84,367,424)                                   84,367,424
       Cash                                                                                                               446,156
       Receivables:
           Securities sold                                                                     $     8,641,340
           Interest                                                                                  8,380,763
           Contributions                                                                               626,586
           Commitment fees                                                                              29,753         17,678,442
                                                                                               ---------------
       Prepaid expenses                                                                                                     3,998
                                                                                                                  ---------------
       Total assets                                                                                                   927,093,762
                                                                                                                  ---------------

Liabilities

       Unfunded loan commitment                                                                                           393,556
       Payables:
           Investment adviser                                                                          600,338
           Other affiliates                                                                              7,655            607,993
                                                                                               ---------------
       Accrued expenses                                                                                                   182,173
                                                                                                                  ---------------
       Total liabilities                                                                                                1,183,722
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   925,910,040
                                                                                                                  ===============

Net Assets Consist of

       Investors' capital                                                                                         $   965,365,100
       Unrealized depreciation--net                                                                                  (39,455,060)
                                                                                                                  ---------------
       Net Assets                                                                                                 $   925,910,040
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2006


Statement of Operations                                                                         Master Senior Floating Rate Trust

For the Year Ended August 31, 2006
Investment Income

       Interest (including $3,651,693 from affiliates)                                                            $    68,803,769
       Facility and other fees                                                                                            865,125
       Dividends                                                                                                           41,372
                                                                                                                  ---------------
       Total income                                                                                                    69,710,266
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $     9,119,369
       Accounting services                                                                             297,851
       Professional fees                                                                               274,011
       Loan interest expense                                                                           109,843
       Custodian fees                                                                                   53,776
       Trustees' fees and expenses                                                                      44,905
       Pricing fees                                                                                     14,515
       Printing and shareholder reports                                                                  2,341
       Other                                                                                            41,238
                                                                                               ---------------
       Total expenses                                                                                                   9,957,849
                                                                                                                  ---------------
       Investment income--net                                                                                          59,752,417
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized loss on investments--net                                                                              (1,597,921)
       Change in unrealized depreciation on:
           Investments--net                                                                        (7,748,689)
           Unfunded corporate loans--net                                                                26,977        (7,721,712)
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                                        (9,319,633)
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $    50,432,784
                                                                                                                  ===============

       See Notes to Financial Statements.


BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2006


Statements of Changes in Net Assets                                                             Master Senior Floating Rate Trust
                                                                                                       For the Year Ended
                                                                                                           August 31,
Increase (Decrease) in Net Assets:                                                                   2006              2005
Operations

       Investment income--net                                                                  $    59,752,417    $    46,965,092
       Realized gain (loss)--net                                                                   (1,597,921)          1,613,248
       Change in unrealized depreciation--net                                                      (7,721,712)         10,177,092
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                         50,432,784         58,755,432
                                                                                               ---------------    ---------------

Capital Transactions

       Proceeds from contributions                                                                  66,317,763        132,214,555
       Fair value of withdrawals                                                                 (223,659,634)      (211,031,968)
                                                                                               ---------------    ---------------
       Net decrease in net assets derived from capital transactions                              (157,341,871)       (78,817,413)
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                              (106,909,087)       (20,061,981)
       Beginning of year                                                                         1,032,819,127      1,052,881,108
                                                                                               ---------------    ---------------
       End of year                                                                             $   925,910,040    $ 1,032,819,127
                                                                                               ===============    ===============

       See Notes to Financial Statements.



Financial Highlights                                                                            Master Senior Floating Rate Trust

The following per share data and ratios have been derived                          For the Year Ended August 31,
from information provided in the financial statements.         2006           2005           2004          2003          2002
Total Investment Return

       Total investment return                                  5.37%          5.78%         10.15%         11.07%        (4.66%)
                                                          ===========    ===========    ===========    ===========    ===========

Ratios to Average Net Assets

       Expenses, excluding interest expense                     1.03%          1.01%          1.02%          1.04%          1.09%
                                                          ===========    ===========    ===========    ===========    ===========
       Expenses                                                 1.04%          1.01%          1.02%          1.05%          1.12%
                                                          ===========    ===========    ===========    ===========    ===========
       Investment income--net                                   6.22%          4.52%          3.81%          4.80%          5.31%
                                                          ===========    ===========    ===========    ===========    ===========

Leverage

       Amount of borrowings outstanding, end of year
       (in thousands)                                              --             --             --             --    $    13,000
                                                          ===========    ===========    ===========    ===========    ===========
       Average amount of borrowings outstanding
       during the year (in thousands)                     $     1,932             --             --    $     3,187    $     3,959
                                                          ===========    ===========    ===========    ===========    ===========

Supplemental Data

       Net assets, end of year (in thousands)             $   925,910    $ 1,032,819    $ 1,052,881    $   942,878    $   182,205
                                                          ===========    ===========    ===========    ===========    ===========
       Portfolio turnover                                      54.38%         52.92%         76.45%         56.56%         36.77%
                                                          ===========    ===========    ===========    ===========    ===========

       See Notes to Financial Statements.


BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2006



Notes to Financial Statements                 Master Senior Floating Rate Trust


1. Significant Accounting Policies:
Master Senior Floating Rate Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Loan participation interests--The Trust primarily invests in senior secured floating rate loan interests ("Loan Interests") with collateral having a market value, at the time of acquisition by the Trust, which Trust management believes equals or exceeds the principal amount of the Loan Interests. The Trust may invest up to 20% of its total assets in loans made on an unsecured basis. Because agents, banks and intermediate participants from whom the Trust purchases the loan interest are primarily financial institutions, the Trust's investment in Loan Interests at August 31, 2006 could be considered to be concentrated in the industry group consisting of financial institutions.

(b) Valuation of investments--Loan Interests are valued in accordance with guidelines established by the Board of Trustees. Loan Interests are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. As of October 2, 2006, Loan Interests will be valued at the mean between the last available bid prices. For the limited number of Loan Interests for which no reliable price quotes are available, such Loan Interests will be valued by Loan Pricing Corporation through the use of pricing matrixes to determine valuations. If the pricing service does not provide a value for the Loan Interests, Fund Asset Management L.P. ("FAM") will value the Loan Interests at fair value, which is intended to approximate market value.

Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Securities that are held by the Trust that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions in securities traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions in securities traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Trust writes an option, the amount of the premium received is recorded on the books of the Trust as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Trust are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Trust from a pricing service or counterparty. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless FAM believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based upon the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements will be valued at cost plus accrued interest.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2006



Notes to Financial Statements (continued)     Master Senior Floating Rate Trust


Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Trust are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. As of October 2, 2006, foreign currency exchange rates will be determined at the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board of Trustees or by FAM using a pricing service and/or procedures approved by the Board of Trustees.

(c) Derivative financial instruments--The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Swaps--The Trust may enter into swap agreements, which are OTC contracts in which the Trust and counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Trust are recorded in the accompanying Statement of Operations as realized gains and losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(d) Income taxes--The Trust is classified as a partnership for federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Therefore, no federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Recent accounting pronouncement--In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48") entitled "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Trust's financial statements, if any, is currently being assessed.

(f) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Trust amortizes all premiums and discounts on debt securities.

(g) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Trust typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2006



Notes to Financial Statements (concluded)     Master Senior Floating Rate Trust


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .95% of the average daily value of the Trust's net assets.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, or its affiliates. Pursuant to that order, the Trust also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by Merrill Lynch Investment Managers, L.P., an affiliate of FAM.

For the year ended August 31, 2006, the Trust reimbursed FAM $21,870 for certain accounting services.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction will close on September 29, 2006.

On August 15, 2006, the shareholders of each of the investors approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), a wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was reorganized into BlackRock Advisors, LLC. The new advisory agreement will become effective on September 29, 2006 and the investment advisory fee is unchanged. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Financial Management, Inc., an affiliate, under which the Manager pays the Sub-Adviser for services it provides a fee equal to 59% of the management fee paid to the Manager.

In connection with the closing, MLIM, LLC, the security lending agent, will become BlackRock Investment Management, LLC.

During the year ended August 31, 2006, certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, ML & Co., and/or MLIM, LLC.


3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended August 31, 2006 were $469,279,355 and $529,402,977, respectively.


4. Unfunded Loan Interests:
As of August 31, 2006, the Trust had unfunded loan commitments of approximately $26,741,000, which would be extended at the option of the borrower, pursuant to the following loan agreements:


                                                         (in Thousands)

                                                Unfunded
Borrower                                      Commitment          Value

Calpine Corp.                                     $3,266         $3,233
MEG Energy Corp.                                  $1,250         $1,247
Maguire Properties, LP                            $5,000         $5,016
Trump Entertainment Resorts Holdings LP
   Revolving Line of Credit                       $5,000         $4,850
Trump Entertainment Resorts Holdings LP
   Term Loan B-1                                  $2,475         $2,494
Venetian Macau U.S. Finance Co. LLC
   Term Loan B                                    $3,750         $3,747
Vought Aircraft Industries, Inc.                  $6,000         $5,760


5. Short-Term Borrowings:
The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Trust may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .07% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Trust's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement.

The weighted average annual interest rate was 5.69%, and the average borrowing was approximately $1,932,000 for the year ended August 31, 2006.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2006



Report of Independent Registered Public Accounting Firm

                                              Master Senior Floating Rate Trust


To the Investors and Board of Trustees of Master Senior Floating Rate Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Master Senior Floating Rate Trust (the "Trust") as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and financial intermediaries; where replies were not received from financial intermediaries, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Master Senior Floating Rate Trust as of August 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
October 23, 2006



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2006



Disclosure of New Investment Advisory Agreement


New BlackRock Investment Advisory Agreement--Matters Considered by the Boards

In connection with the combination of Merrill Lynch's investment advisory business, including Fund Asset Management, L.P. (the "Previous Investment Adviser"), with that of BlackRock, Inc. ("BlackRock") to create a new independent company ("New BlackRock") (the "Transaction"), the Board of Trustees of Master Senior Floating Rate Trust (the "Trust") considered and approved a new investment advisory agreement (the "BlackRock Investment Advisory Agreement") between the Trust and BlackRock Advisors, LLC ("BlackRock Advisors"). Because BlackRock Senior Floating Rate Fund, Inc. (the "Fund") is a feeder fund that invests all of its assets in the Trust, the Board of Directors of the Fund also considered the BlackRock Investment Advisory Agreement. Shareholders subsequently approved the BlackRock Investment Advisory Agreement, and it became effective on September 29, 2006, replacing the investment advisory agreement with the Previous Investment Adviser (the "Previous Investment Advisory Agreement").

Each Board discussed the BlackRock Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. Each Board, including the independent directors/trustees, approved the BlackRock Investment Advisory Agreement at an in-person meeting held on May 12, 2006.

To assist each Board in its consideration of the BlackRock Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors/trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the BlackRock Investment Advisory Agreement. The additional information was provided in advance of the May 12, 2006 meetings. In addition, the independent directors/ trustees consulted with their counsel and counsel for the Fund and Trust on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to each Board's deliberations.

At each Board meeting, the directors/trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund and the Trust. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from each Board. Each Board also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Previous Investment Adviser, and of its affiliates, to be transferred to BlackRock in connection with the Transaction. The independent directors/trustees also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors/trustees met in executive sessions with their counsel to consider the BlackRock Investment Advisory Agreement.

In connection with each Board's review of the BlackRock Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the Board about a variety of matters. The advice included the following, among other matters:

* that there was not expected to be any diminution in the nature, quality and extent of services provided to the Fund and the Trust and their shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

* that the Fund and Trust were expected to benefit from access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock had no present intention to alter any applicable expense waivers, expense caps or reimbursements that were currently in effect and, while it reserved the right to do so in the future, it would seek the approval of each Board before making any changes;

* that BlackRock and Merrill Lynch would enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers would continue to offer the Fund as an investment product;



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2006



* that BlackRock Advisors would have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as was currently being provided to the Previous Investment Adviser and that other arrangements between the Previous Investment Adviser and Merrill Lynch sales channels would be preserved;

* that the Fund will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

* that in connection with the Transaction, Merrill Lynch and BlackRock had agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Previous Investment Adviser (or affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they had a financial interest in the matters being considered that was different from that of Fund or Trust shareholders.

Each Board considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Fund and Trust shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the potential for expanding distribution of Fund shares through improved access to third party distribution;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

*  the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the BlackRock Investment Advisory Agreement, including the fact that the schedule of the Fund's/Trust's total advisory and administrative fees would not increase under the BlackRock Investment Advisory Agreement, but would remain the same;

* that in November 2005, each Board had performed a full annual review of the Previous Investment Advisory Agreement, as required by the 1940 Act, and had determined that the Previous Investment Adviser had the capabilities, resources and personnel necessary to provide the advisory and administrative services that were then being provided to the Fund/ Trust; and that the advisory and/or management fees paid by the Trust, taking into account any applicable agreed-upon fee waivers and breakpoints, had represented reasonable compensation to the Previous Investment Adviser in light of the services provided, the costs to the Previous Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors/trustees had considered relevant in the exercise of their reasonable judgment; and

* that Merrill Lynch had agreed to pay all expenses of the Fund and Trust in connection with each Board's consideration of the BlackRock Investment Advisory Agreement and related agreements and all costs of shareholder approval of the BlackRock Investment Advisory Agreement and as a result neither the Fund nor Trust would bear costs in obtaining shareholder approval of the BlackRock Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the BlackRock Investment Advisory Agreement, each Board assessed the nature, quality and scope of the services to be provided to the Fund and the Trust by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the BlackRock Investment Advisory Agreement, each Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund and Trust; (b) Fund and Trust operating expenses paid to third parties;
(c) the resources devoted to and compliance reports relating to the Fund's and Trust's investment objectives, policies and restrictions, and their compliance with their Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2006



Disclosure of New Investment Advisory Agreement (continued)


In the period prior to the Board meetings to consider renewal of the Previous Investment Advisory Agreement, each Board had requested and received materials specifically relating to the Previous Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Trust's portfolio management team on investment strategies used by the Trust during its most recent fiscal year; (c) information on the profitability to the Previous Investment Adviser of the Previous Investment Advisory Agreement and other payments received by the Previous Investment Adviser and its affiliates from the Fund and the Trust; and (d) information provided by the Previous Investment Adviser concerning services related to the valuation and pricing of Trust portfolio holdings and direct and indirect benefits to the Previous Investment Adviser and its affiliates from their relationship with the Fund and the Trust.

In its deliberations, each Board considered information received in connection with its most recent approval of the continuance of the Previous Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with its evaluation of the terms and conditions of the BlackRock Investment Advisory Agreement. The directors/ trustees did not identify any particular information that was all-important or controlling, and each director/trustee attributed different weights to the various factors. Each Board, including a majority of the Board's independent directors/trustees, concluded that the terms of the BlackRock Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund/Trust, and that the BlackRock Investment Advisory Agreement should be approved and recommended to Fund/Trust shareholders.

Nature, Quality and Extent of Services Provided--Each Board reviewed the nature, quality and extent of services provided by the Previous Investment Adviser, including the investment advisory services and the resulting performance of the Fund and Trust, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. Each Board focused primarily on the Previous Investment Adviser's investment advisory services and the investment performance of the Fund and Trust, but also considered certain areas in which both the Previous Investment Adviser and the Fund/Trust received services as part of the Merrill Lynch complex. Each Board compared the performance of the Fund - both including and excluding the effects of fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, each Board considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund and the Trust; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the investment and other practices of the Fund or Trust.

Each Board was given information with respect to the potential benefits to the Fund and Trust and their shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

Each Board was advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund and Trust would continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. Each Board was advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors/ trustees determined that the nature and quality of services to be provided to the Fund/Trust under the BlackRock Investment Advisory Agreement were expected to be as good as or better than that provided under the Previous Investment Advisory Agreement. Each Board was advised that BlackRock Advisors did not plan to change the Trust's portfolio management team upon the closing of the transaction. It was noted, however, that other changes in personnel were expected to follow the Transaction and the combination of the operations of the Previous Investment Adviser and its affiliates with those of BlackRock. Each Board noted that if portfolio managers or other personnel were to cease to be available prior to the closing of the Transaction, the Board would consider all available options, including seeking the investment advisory or other services of BlackRock affiliates. Accordingly, each Board concluded that, overall, the Board was satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, quality and extent of the services to be provided to the Fund/Trust under the BlackRock Investment Advisory Agreement.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2006



Costs of Services Provided and Profitability--It was noted that, in conjunction with the recent review of the Previous Investment Advisory Agreement, each Board had received, among other things, a report from Lipper comparing the Fund's fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser or its affiliates to other registered investment company clients for investment management services. Each Board reviewed the Fund's/Trust's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in the Fund's Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. Each Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund/Trust. Each Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. Each Board concluded that the Fund's/Trust's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, each Board considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction.

The Fund's Board noted that in addition to the BlackRock Investment Advisory Agreement, they were considering a new administrative agreement with BlackRock Advisors as administrator to replace the Fund's administrative agreement under which the Previous Investment Adviser was serving as administrator. Based on its review of the materials provided and the fact that the BlackRock Investment Advisory Agreement and the new administrative agreement are each substantially similar to the corresponding previous agreement in all material respects, including the rate of compensation, each Board determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. Each Board noted that it was not possible to predict how the Transaction would affect BlackRock Advisors' profitability from its relationship with the Fund and Trust.

Each Board discussed with BlackRock Advisors its general methodology to be used in determining its profitability with respect to its relationship with the Fund and Trust. The directors/trustees noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--Each Board considered the extent to which economies of scale might be realized as the assets of the Fund and Trust increase and whether there should be changes in the management fee rate or structure in order to enable the Fund and Trust to participate in these economies of scale. Each Board determined that changes were not currently necessary.

In reviewing the Transaction, each Board considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the fact that the BlackRock Investment Advisory Agreement was substantially similar to the Previous Investment Advisory Agreement in all material respects, including the rate of compensation, and the fact that the proposed new administrative agreement with BlackRock Advisors was also substantially similar to the administrative agreement then in effect, each Board determined that as a result of the Transaction, the Fund's/Trust's total advisory and administrative fees would be no higher than the fees under the corresponding Previous Investment Advisory Agreement and administrative agreement. The directors/trustees noted that in conjunction with the most recent deliberations concerning the Previous Investment Advisory Agreement, they had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Previous Investment Advisory Agreement, the directors/trustees had received, among other things, a report from Lipper comparing the fees, expenses and performance of the Fund/Trust to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser or its affiliates to other registered investment company clients for investment management services. Each Board concluded that because the rates for advisory and administrative fees for the Fund/Trust would be no higher than the fee rates in effect at the time, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2006



Disclosure of New Investment Advisory Agreement (concluded)


Fall-Out Benefits--The directors/trustees considered whether the Fund would generate any fall-out benefits to BlackRock Advisors. Fall-out benefits are indirect profits from other activities that accrue to the adviser or its affiliates solely because of the existence of the Fund. In evaluating the fall-out benefits to be received by BlackRock Advisors under the BlackRock Investment Advisory Agreement, each Board considered whether BlackRock
Advisors would experience such benefits to the same extent that the Previous Investment Adviser was experiencing such benefits under the Previous
Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval of the continuance of the Previous Investment Advisory Agreement, and their discussions with management of the Previous Investment Adviser and BlackRock, the directors/ trustees determined that BlackRock Advisors' fall out benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products. Each Board noted that any such benefits were difficult to quantify with certainty at this time, and indicated that the Board would continue to evaluate them going forward.

Investment Performance--Each Board considered investment performance for the Fund and Trust. Each Board compared the performance of the Fund and Trust - both including and excluding the effects of fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While each Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. Each Board believed the Fund's performance was satisfactory. Also, each Board took into account the investment performance of funds advised by BlackRock Advisors. Each Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. Each Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion--After the independent directors of the Fund and independent trustees of the Trust deliberated in executive session, each entire Board, including the independent directors/trustees, approved the BlackRock Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the BlackRock Investment Advisory Agreement was in the best interests of the shareholders. In approving the BlackRock Investment Advisory Agreement, each Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


New BlackRock Sub-Advisory Agreement--Matters Considered by the Boards

At an in-person meeting held on August 14-16, 2006, each Board, including the independent directors/trustees, discussed and approved the sub-advisory agreement with respect to the Trust (the "BlackRock Sub-Advisory Agreement") between BlackRock Advisors and its affiliate, BlackRock Financial Management, Inc. (the "Sub-Adviser"). The BlackRock Sub-Advisory Agreement became effective on September 29, 2006, at the same time the BlackRock Investment Advisory Agreement became effective.

Pursuant to the BlackRock Sub-Advisory Agreement, the Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 59% of the advisory fee received by BlackRock Advisors from the Fund. BlackRock Advisors pays the Sub-Adviser out of its own resources, and there is no increase in Fund or Trust expenses as a result of the BlackRock Sub-Advisory Agreement.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2006



In approving the BlackRock Sub-Advisory Agreement at the August in-person meeting, each Board reviewed its considerations in connection with its approval of BlackRock Investment Advisory Agreement in May 2006. Each Board relied on the same information and considered the same factors as those discussed above in connection with the approval of the BlackRock Investment Advisory Agreement, and came to the same conclusions. In reviewing the sub-advisory fee rate provided in the BlackRock Sub-Advisory Agreement, each Board noted the fact that both BlackRock Advisors and the Sub-Adviser have significant responsibilities under their respective advisory agreements. BlackRock Advisors remains responsible for oversight of the Trust's operations and administration, and the Sub-Adviser provides advisory services to the Trust and is responsible for the day-to-day management of the Trust's portfolio under the BlackRock Sub-Advisory Agreement. Each Board also took into account the fact that there is no increase in total advisory fees paid by the Fund/Trust as a result of the BlackRock Sub-Advisory Agreement. Under all of the circumstances, each Board concluded that it was a reasonable allocation of fees for the Sub-Adviser to receive 59% of the advisory fee paid by the Trust to BlackRock Advisors.

After the independent directors/trustees deliberated in executive session, each entire Board, including the independent directors/trustees, approved the BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that the Sub-Advisory Agreement was in the best interests of shareholders.



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2006


Officers and Directors/Trustees
                                                                                               Number of
                                                                                               Portfolios in   Other Public
                                                                                               Fund Complex    Directorships
                        Position(s)   Length of                                                Overseen by     Held by
                        Held with     Time                                                     Director/       Director/
Name, Address & Age     Fund/Trust    Served    Principal Occupation(s) During Past 5 Years    Trustee         Trustee
Interested Director/Trustee


Robert C. Doll, Jr.*    President     2005 to   Vice Chairman and Director of BlackRock, and   129 Funds       None
P.O. Box 9011           and           present   Global Chief Investment Officer for Equities,  174 Portfolios
Princeton,              Director/               Chairman of the BlackRock Private Client
NJ 08543-9011           Trustee                 Operating Committee, and member of the
Age: 52                                         BlackRock Executive Committee since 2006;
                                                President of the Funds advised by Merrill Lynch
                                                Investment Managers ("MLIM") and its affiliates
                                                ("MLIM/FAM-advised funds") from 2005 to 2006
                                                and Chief Investment Officer thereof from 2001 to
                                                2006; President of MLIM and Fund Asset Manage-
                                                ment, L.P. ("FAM") from 2001 to 2006; Co-Head
                                                (Americas Region) thereof from 2000 to 2001 and
                                                Senior Vice President from 1999 to 2001; President
                                                and Director of Princeton Services, Inc. ("Princeton
                                                Services") since 2001; President of Princeton
                                                Administrators, L.P. ("Princeton Administrators")
                                                from 2001 to 2006; Chief Investment Officer of
                                                OppenheimerFunds, Inc. in 1999 and Executive
                                                Vice President thereof from 1991 to 1999.



 * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund/Trust based on his current and former positions with BlackRock, Inc. and its affiliates.
   Directors/Trustees serve until their resignation, removal or death, or until
   December 31 of the year in which they turn 72. As Fund/Trust President, Mr. Doll serves at the pleasure of the Board of Directors/Trustees.




Independent Directors/Trustees*


Ronald W. Forbes**      Director/     1989 to   Professor Emeritus of Finance, School of       49 Funds        None
P.O. Box 9095           Trustee       present   Business, State University of New York at      51 Portfolios
Princeton,                                      Albany since 2000 and Professor thereof
NJ 08543-9095                                   from 1989 to 2000; International Consultant,
Age: 65                                         Urban Institute, Washington, D.C. from 1995
                                                to 1999.


Cynthia A. Montgomery   Director/     1994 to   Professor, Harvard Business School since       49 Funds        Newell
P.O. Box 9095           Trustee       present   1989; Associate Professor, J.L. Kellogg        51 Portfolios   Rubbermaid, Inc.
Princeton,                                      Graduate School of Management, Northwestern                    (manufacturing)
NJ 08543-9095                                   University from 1985 to 1989; Associate
Age: 54                                         Professor, Graduate School of Business
                                                Administration, University of Michigan from
                                                1979 to 1985; Director, Harvard Business
                                                School Publishing since 2005; Director,
                                                McLean Hospital since 2005.


Jean Margo Reid         Director/     2004 to   Self-employed consultant since 2001; Counsel   49 Funds        None
P.O. Box 9095           Trustee       present   of Alliance Capital Management (investment     51 Portfolios
Princeton,                                      adviser) in 2000; General Counsel, Director and
NJ 08543-9095                                   Secretary of Sanford C. Bernstein & Co., Inc.
Age: 61                                         (investment adviser/broker-dealer) from 1997 to
                                                2000; Secretary, Sanford C. Bernstein Fund, Inc.
                                                from 1994 to 2000; Director and Secretary of SCB,
                                                Inc. since 1998; Director and Secretary of SCB
                                                Partners, Inc. since 2000; and Director of Covenant
                                                House from 2001 to 2004.


Roscoe S. Suddarth      Director/     2003 to   President, Middle East Institute, from 1995    49 Funds        None
P.O. Box 9095           Trustee       present   to 2001; Foreign Service Officer, United       51 Portfolios
Princeton,                                      States Foreign Service, from 1961 to 1995
NJ 08543-9095                                   and Career Minister from 1989 to 1995; Deputy
Age: 71                                         Inspector General, U.S. Department of State,
                                                from 1991 to 1994; U.S. Ambassador to the
                                                Hashemite Kingdom of Jordan from 1987 to 1990.


BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2006


Officers and Directors/Trustees (concluded)
                                                                                               Number of
                                                                                               Portfolios in   Other Public
                                                                                               Fund Complex    Directorships
                        Position(s)   Length of                                                Overseen by     Held by
                        Held with     Time                                                     Director/       Director/
Name, Address & Age     Fund/Trust    Served    Principal Occupation(s) During Past 5 Years    Trustee         Trustee
Independent Directors/Trustees* (concluded)


Richard R. West         Director/     1989 to   Professor of Finance from 1984 to 1995, Dean   49 Funds        Bowne & Co.,
P.O. Box 9095           Trustee       present   from 1984 to 1993 and since 1995 Dean          51 Portfolios   Inc. (financial
Princeton,                                      Emeritus of New York University's Leonard N.                   printers);
NJ 08543-9095                                   Stern School of Business Administration.                       Vornado Realty
Age: 68                                                                                                        Trust (real estate
                                                                                                               company);
                                                                                                               Alexander's, Inc.
                                                                                                               (real estate
                                                                                                               company)


Edward D. Zinbarg       Director/     2000 to   Self-employed financial consultant since       49 Funds        None
P.O. Box 9095           Trustee       present   1994; Executive Vice President of the          51 Portfolios
Princeton,                                      Prudential Insurance Company of America from
NJ 08543-9095                                   1988 to 1994; Former Director of Prudential
Age: 71                                         Reinsurance Company and former Trustee of the
                                                Prudential Foundation.


 * Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

** Chairman of the Board of Directors/Trustees and the Audit Committee.



                        Position(s)   Length of
                        Held with     Time
Name, Address & Age     Fund/Trust    Served    Principal Occupation(s) During Past 5 Years
Fund/Trust Officers*


Donald C. Burke         Vice          1993 to   Managing Director of BlackRock since 2006; Managing Director of MLIM and FAM from
P.O. Box 9011           President     present   2005 to 2006 and Treasurer thereof from 1999 to 2006; First Vice President of
Princeton,              and           and       MLIM and FAM from 1997 to 2005; Senior Vice President and Treasurer of Princeton
NJ 08543-9011           Treasurer     1999 to   Services from 1999 to 2006 and Director from 2004 to 2006; Vice President of FAM
Age: 46                               present   Distributors, Inc. ("FAMD") from 1999 to 2006 and Director from 2004 to 2006; Vice
                                                President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from
                                                1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds from 2004 to 2006.


Jeffrey Hiller          Fund Chief    2004 to   Managing Director of BlackRock and Fund Chief Compliance Officer since 2006;
P.O. Box 9011           Compliance    present   Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President
Princeton,              Officer                 and Chief Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief
NJ 08543-9011                                   Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
Age: 55                                         Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
                                                Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance
                                                Officer at Prudential Financial from 1995 to 2000; Senior Counsel in the
                                                Securities and Exchange Commission's Division of Enforcement in Washington, D.C.
                                                from 1990 to 1995.


Alice A. Pellegrino     Secretary     2004 to   Director of BlackRock since 2006; Director (Legal Advisory) of MLIM from 2002 to
P.O. Box 9011                         present   2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM
Princeton,                                      from 1997 to 2006; Secretary of MLIM, FAM, FAMD and Princeton Services from
NJ 08543-9011                                   2004 to 2006.
Age: 46


 * Officers of the Fund serve at the pleasure of the Board of Directors/Trustees.


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Pre Transaction
(Until September 29, 2006)
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville FL 32246-6484


Post Transaction
(After September 29, 2006)
PFPC Inc.
Wilmington, DE 19809



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2006



Electronic Delivery


Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1) Access the BlackRock Web site at http://www.blackrock.com/edelivery:

2) Log into your account



BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2006



BlackRock Privacy Principles


BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


BLACKROCK SENIOR FLOATING RATE FUND, INC.                       AUGUST 31, 2006


Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 -   Principal Accountant Fees and Services

           BlackRock Senior Floating Rate Fund, Inc.

           (a) Audit Fees -       Fiscal Year Ending August 31, 2006 - $6,600
                                  Fiscal Year Ending August 31, 2005 - $6,500

           (b) Audit-Related Fees -
                                  Fiscal Year Ending August 31, 2006 - $0
                                  Fiscal Year Ending August 31, 2005 - $0

           (c) Tax Fees -         Fiscal Year Ending August 31, 2006 - $6,000
                                  Fiscal Year Ending August 31, 2005 - $6,350

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -   Fiscal Year Ending August 31, 2006 - $0
                                  Fiscal Year Ending August 31, 2005 - $0

           Master Senior Floating Rate Trust

           (a) Audit Fees -       Fiscal Year Ending August 31, 2006 - $73,500
                                  Fiscal Year Ending August 31, 2005 - $70,000

           (b) Audit-Related Fees -
                                  Fiscal Year Ending August 31, 2006 - $0
                                  Fiscal Year Ending August 31, 2005 - $0

           (c) Tax Fees -         Fiscal Year Ending August 31, 2006 - $9,200
                                  Fiscal Year Ending August 31, 2005 - $10,900

           The nature of the services include tax compliance, tax advice and tax planning.

           (d) All Other Fees -   Fiscal Year Ending August 31, 2006 - $0
                                  Fiscal Year Ending August 31, 2005 - $0

           (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

           (e)(2)  0%

           (f) Not Applicable

           (g) Fiscal Year Ending August 31, 2006 - $3,098,500
               Fiscal Year Ending August 31, 2005 - $7,377,027

           (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

           Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

           Ronald W. Forbes
           Cynthia A. Montgomery
           Jean Margo Reid
           Roscoe S. Suddarth
           Richard R. West
           Edward D. Zinbarg

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -

           Proxy Voting Policies and Procedures

           Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

           In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

           The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

           To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

           The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

           In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

           In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

           The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of October 2, 2006.

           (a)(1) The Fund is managed by a team of investment professionals that is responsible for the day-to-day management of the Fund's portfolio. The lead members of this team are Mark J. Williams, Managing Director at BlackRock, and Kevin J. Booth, Managing Director at BlackRock. Mr. Williams and Mr. Booth each has been a portfolio manager of the Fund since 2006. Mr. Williams is responsible for setting the Fund's overall investment strategy and overseeing the management of the Fund. Mr. Booth is responsible for the day-to-day management of the Fund's portfolio and the selection of its investments.

           Mr. Williams is the head of BlackRock's bank loan group and a member of the Investment Strategy Group. His primary responsibility is originating and evaluating bank loan investments for the firm's collateralized bond obligations. He is also involved in the evaluation and sourcing of mezzanine investments. Prior to joining BlackRock in 1998, Mr. Williams spent eight years with PNC Bank's New York office and was a founding member of the bank's Leveraged Finance Group. In that capacity he was responsible for structuring proprietary middle market leveraged deals and sourcing and evaluating broadly syndicated leveraged loans in the primary and secondary markets for PNC Bank's investment portfolio. From 1984 until 1990, Mr. Williams worked in PNC Bank's Philadelphia office in a variety of marketing and corporate finance positions.

           Mr. Booth is a member of BlackRock's bank loan group. He joined BlackRock in 2006. Prior to joining BlackRock, Mr. Booth was a Managing Director (Global Fixed Income) of Merrill Lynch Investment Managers, L.P. ("MLIM") since 2006 and a member of MLIM's bank loan group from 2000 to 2006. He was a Director of MLIM from 2000 to 2006 and was a Vice President of MLIM from 1994 to 2000. He has been portfolio manager with BlackRock or MLIM since 2000.

           (a)(2) As of October 2, 2006:

                                                                         (iii) Number of Other Accounts and
                  (ii) Number of Other Accounts Managed                   Assets for Which Advisory Fee is
                        and Assets by Account Type                               Performance-Based

                           Other                                             Other
   (i) Name of           Registered       Other Pooled                     Registered      Other Pooled
   Portfolio             Investment        Investment         Other        Investment       Investment           Other
   Manager               Companies          Vehicles         Accounts      Companies         Vehicles           Accounts
   Kevin J. Booth                   7                 5                1           0                 2                 0
                      $ 2,837,711,541   $ 2,357,557,822   $   25,390,431    $      0   $   587,029,626    $            0

   Mark Williams                    9                17                7           0                10                 4
                      $ 3,981,433,569   $ 6,368,469,951   $1,222,718,181    $      0   $ 2,908,136,350    $1,030,000,000

           (iv) Potential Material Conflicts of Interest


           BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

           As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

           (a)(3) As of October 2, 2006:

           BlackRock has adopted the compensation program utilized by MLIM for the remainder of 2006 with respect to Mr. Booth.

           Portfolio Manager Compensation

           The Portfolio Manager Compensation Program of BlackRock and its affiliates, including the Investment Adviser, is critical to BlackRock's ability to attract and retain the most talented asset management
professionals.   This program ensures that compensation is aligned with
maximizing investment returns and it provides a competitive pay opportunity for competitive performance.

           Compensation Program

           The elements of total compensation for certain BlackRock and its affiliates portfolio managers are a fixed base salary, annual performance-based cash and stock compensation (cash and stock bonus) and other benefits. BlackRock has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate--both up and down--with the relative investment performance of the portfolios that they manage.

           Base Salary

           Under the BlackRock approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager's total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

           Performance-Based Compensation

           BlackRock believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, certain BlackRock and its affiliates portfolio manager incentive compensation is based on a formulaic compensation program. BlackRock's formulaic portfolio manager compensation program includes: investment performance relative to the CSFB Leveraged Loan Index over 1-, 3- and 5-year performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the pre-tax performance of the products they manage. If a portfolio manager's tenure is less than 5 years, performance periods will reflect time in position. Portfolio managers are compensated based on products they manage. A discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, supervision, technology and innovation. All factors are considered collectively by BlackRock management.

           Cash Bonus

           Performance-based compensation is distributed to portfolio managers in a combination of cash and stock. Typically, the cash bonus, when combined with base salary, represents more than 60% of total compensation for portfolio managers.

           Stock Bonus

           A portion of the dollar value of the total annual performance-based bonus is paid in restricted shares of BlackRock stock. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year "at risk" based on the company's ability to sustain and improve its performance over future periods. The ultimate value of stock bonuses is dependent on future BlackRock stock price performance. As such, the stock bonus aligns each portfolio manager's financial interests with those of the BlackRock shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a significant portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the "downside risk" and "upside opportunity" of the company's performance. Portfolio managers therefore have a direct incentive to protect BlackRock's reputation for integrity.

           Other Compensation Programs

           Portfolio managers who meet relative investment performance and financial management objectives during a performance year are eligible to participate in a deferred cash program. Awards under this program are in the form of deferred cash that may be benchmarked to a menu of certain BlackRock mutual funds (including their own fund) during a five-year vesting period. The deferred cash program aligns the interests of participating portfolio managers with the investment results of BlackRock products and promotes continuity of successful portfolio management teams.

           Other Benefits

           Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of BlackRock and its affiliates, including broad-based retirement, 401(k), health, and other employee benefit plans.

With respect to Mr. Williams, the following compensation structure applies:

BlackRock Portfolio Manager Compensation

           BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

           Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

           Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

           Long-Term Retention and Incentive Plan ("LTIP")--The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.

           Deferred Compensation Program--A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers is paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

           Options and Restricted Stock Awards--While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years.

           Incentive Savings Plans--The PNC Financial Services Group, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan ("ESPP") and a 401(k) plan. The 401(k) plan may involve a company match of the employee's contribution of up to 6% of the employee's salary. The company match is made using BlackRock, Inc. common stock. The firm's 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each portfolio manager is eligible to participate in these plans.

           Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Fund, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts are measured. A group of BlackRock, Inc.'s officers determines the benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. With respect to Mr. Williams, such benchmarks will include the CSFB Leveraged Loan Index.

           The group of BlackRock, Inc.'s officers then makes a subjective determination with respect to the portfolio manager's compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

           (a)(4)  Beneficial Ownership of Securities.   As of October 2, 2006,
                   Mr. Booth nor Mr. Williams beneficially owns any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - The
           registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Senior Floating Rate Fund, Inc. and Master Senior Floating Rate
Trust


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Senior Floating Rate Fund, Inc. and
       Master Senior Floating Rate Trust


Date: October 19, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    /s/ Robert C. Doll, Jr.
       -----------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       BlackRock Senior Floating Rate Fund, Inc. and
       Master Senior Floating Rate Trust


Date: October 19, 2006


By:    /s/ Donald C. Burke
       -----------------------
       Donald C. Burke,
       Chief Financial Officer of
       BlackRock Senior Floating Rate Fund, Inc. and
       Master Senior Floating Rate Trust


Date: October 19, 2006